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                                   THIRD AMENDMENT
                             TO REVOLVING LOAN AGREEMENT


     THIS THIRD AMENDMENT TO REVOLVING LOAN AGREEMENT (the "Third Amendment"), dated effective as of the 31st day of December, 1997, is made by and between KMG-BERNUTH, INC., a Delaware corporation (the "Borrower"), and SOUTHTRUST BANK, NATIONAL ASSOCIATION, formerly known as SouthTrust Bank of Alabama, National Association (the "Bank").
                                 W I T N E S S E T H:

     WHEREAS, the Borrower and the Bank entered into a Revolving Loan Agreement dated August 1, 1996 (the "Loan Agreement"); and

     WHEREAS, pursuant to that certain First Amendment to Revolving Loan Agreement dated effective as of December 31, 1996 (the "First Amendment"), the Bank and Borrower amended the Loan Agreement to extend the Revolving Loan Termination date until November 30, 1998; and

     WHEREAS, pursuant to that certain Second amendment to Revolving Loan Agreement dated effective as of September 1, 1997 (the "Second Amendment") (the Loan Agreement as amended by the First Amendment and the Second Amendment being hereinafter referred to as the "Loan Agreement As Amended"), the Bank and Borrower further amended the Loan Agreement to extend the Revolving Loan Termination Date until January 15, 1999 (except as otherwise herein specifically provided, all capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement As Amended), all as more specifically hereinafter set forth.

     WHEREAS, the Borrower desires, and the Bank has agreed, to further modify the Loan Agreement As Amended in order to extend the Revolving Loan Termination Date until January 15, 2000, as well as to, concurrently herewith, modify the terms of the Revolving Note to evidence such extension, and, further, to acknowledge the Bank's release of the Guaranty, all as more specifically hereinafter set forth.

     NOW, THEREFORE, the Borrower and the Bank hereby modify the Loan Agreement As Amended as follows:


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1.   Article I of the Loan Agreement As Amended is further modified by deleting the definition of "Revolving Loan Termination Date" in its entirety and substituting the following definition in lieu thereof:

     "REVOLVING LOAN TERMINATION DATE" means the earlier of January 15, 2000, or the date the maturity of the Renewal Revolving Note is accelerated pursuant to Section 7.2 of this Agreement.

     2. Section 6.2(M) of the Loan Agreement As Amended is hereby deleted in its entirety and the following new Section 6.2(M) substituted in lieu thereof:

               (M) The Borrower will not issue, redeem, purchase or retire any of its capital stock or grant or issue any warrant, right or option pertaining thereto or any other security convertible into any of the foregoing. The Borrower will not permit, and will cause KMG Chemicals, Inc. ("KMG") not to permit, any voluntary transfer, sale, redemption, retirement, or other change in the ownership of the outstanding capital stock of the Borrower or of KMG by any of their respective shareholders which results in a "Change in Control". For purposes of this Section 7.2(M), "Change in Control" shall mean either a change in the ownership of the outstanding capital stock of the Borrower such that KMG owns less than fifty and 01/100 percent (50.01%) of the outstanding capital stock of the Borrower, or a change in the ownership of the outstanding capital stock of KMG such that David L. Hatcher owns less than fifty and 01/100 percent (50.01%) of the outstanding capital stock of KMG.

     3. The Bank and the Borrower hereby acknowledge that, concurrently herewith, the Bank is completely releasing the guaranty and all obligations of the Guarantor thereunder and, in furtherance thereof, the Loan Agreement As Amended and each of the other Loan Documents are hereby amended by deleting any and all references therein to either the Guaranty or the Guarantor.

     3. As a condition to the effectiveness of this Third Amendment, (a) the Borrower shall have executed and delivered to the Bank an Amended and Restated Revolving Note in the form of Exhibit A hereto, and any and all references in the Loan Agreement As Amended or any of the other Loan Documents to a "Note", "Revolving Note", "Promissory note" or any other terminology intending to refer to the promissory note executed by the Borrower to evidence Borrower's obligation to repay the Revolving Loan shall automatically be deemed to mean said Amended and Restated Revolving Note, as the same may be further amended from time to time.

     4. Borrower represents and warrants to the Bank that all representations and warranties given by Borrower in Article V of the Loan Agreement As Amended are true and correct as of the date hereof, except to the extent affected by this Third Amendment. Borrower represents and warrants to the Bank that Borrower is in full compliance with all of the covenants of Borrower contained in Article VI of the Loan Agreement As Amended, except


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to the extent affected by this Third Amendment.  Borrower agrees to pay directly, or reimburse the Bank for, all reasonable expenses, including the reasonable fees and expenses of legal counsel, incurred in connection with the preparation of the documentation to evidence this Third Amendment and any other documents executed in furtherance hereof, including, without limitation, the Amended and Restated Revolving Note.

     4. Except as heretofore or herein expressly modified, or as may otherwise be inconsistent with the terms of this Third Amendment (in which case the terms and conditions of this Third Amendment shall govern), all terms of the Loan Agreement As Amended shall be and remain in full force and effect, and the same are hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment effective as of the date first above written.

WITNESSES:                              SOUTHTRUST BANK, NATIONAL ASSOCIATION


     /s/                                By:  /s/ Alan T. Drenan
------------------------------             -------------------------------------
                                        Its: Group Vice President
                                            ------------------------------------

                                        KMG-BERNUTH, INC.


     /s/                                By:  /s/ David L. Hatcher
------------------------------             -------------------------------------
                                        Its: President
                                            ------------------------------------


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